Exhibit 99.1

Dave Reports Record Fourth Quarter and Full Year 2023 Results;

Reaches Significant Quarterly Profitability Milestone

Revenue growth accelerates in Q4 to drive record Total Revenue

Achieves Profitability with Q4 GAAP Net Income of $0.2 Million and

Q4 Adjusted EBITDA of $10.0 Million

Results outperform guidance across all metrics

LOS ANGELES, CA – March 5, 2024 – Dave Inc. (“Dave” or the “Company”) (Nasdaq: DAVE), one of the nation’s leading neobanks, today reported its financial results for the fourth quarter and full year ended December 31, 2023.

“2023 was an extraordinary year for Dave, and our results are a testament to the dedication and hard work of our exceptional team. Focused execution of our growth strategy enabled us to surpass our operational and financial objectives, exceeding our updated annual guidance across all metrics, and achieving profitability much earlier than anticipated,” stated Jason Wilk, Founder and CEO of Dave. “Our results underscore the strength and durability of Dave’s business model within our large and growing target market. We believe demand for affordable credit and banking services remains strong as demonstrated by our MTM growth and the resiliency of our marketing efficiency. Our ability to continue to increase variable margins and generate operating leverage displays the benefits of the investments we have made in our technology platform.”

“We are excited to continue building on this momentum with a compelling roadmap for 2024. We see significant opportunities to further enhance our AI-enabled platform and products, and provide even greater value to our members who commit to direct deposit with the Dave Card. This strategy highlights our commitment to member and business win-wins and positions us well to deliver strong growth and be solidly profitable for the year.”

Quarterly Financial Highlights ($ in millions, unaudited)

	4Q22	1Q23	2Q23	3Q23	4Q23
GAAP Operating Revenues, Net	$59.6	$58.9	$61.2	$65.8	$73.2
% Change vs. prior year period	45%	38%	34%	16%	23%
Non-GAAP Operating Revenues*	$61.8	$60.6	$62.4	$67.3	$74.8
% Change vs. prior year period	46%	39%	33%	15%	21%
Non-GAAP Variable Profit*	$25.5	$34.0	$32.9	$37.3	$45.9
% Change vs. prior year period	26%	91%	78%	51%	80%
Non-GAAP Variable Profit Margin*	41%	56%	53%	55%	61%
GAAP Net Income (Loss)	($21.5)	($14.0)	($22.6)	($12.1)	$0.2
Adjusted EBITDA (Loss)*	($12.8)	($4.5)	($13.1)	($2.5)	$10.0

*	Non-GAAP measures. See reconciliation of the non-GAAP measures at the end of the press release.

Fourth Quarter 2023 Operating Highlights (vs. Q4 2022)

•	New Members totaled 683,000 while customer acquisition costs decreased by 12%

•	Monthly Transacting Members (“MTMs”) increased 11% to 2.1 million. Transactions per MTM increased 24% to 6.4

•	ExtraCash originations increased 29% to $1.0 billion, while the average 28-Day delinquency rate improved 139 basis points to 2.19%

•	Dave Debit Card spend increased 41% to $369 million

•

For a full review of the Company’s key performance indicators, please refer to the Company’s Fourth Quarter 2023 Earnings Presentation which can be found at https://investors.dave.com/news-events/presentations

Annual Financial Highlights ($ in millions, unaudited)

	FY 2022	FY 2023
GAAP Operating Revenues, Net	$204.8	$259.1
% Change vs. prior year	34%	26%
Non-GAAP Operating Revenues*	$211.1	$265.1
% Change vs. prior year	34%	26%
Non-GAAP Variable Profit*	$86.5	$150.1
% Change vs. prior year	3%	74%
Non-GAAP Variable Profit Margin*	41%	57%
GAAP Net Loss	($128.9)	($48.5)
Adjusted EBITDA (Loss)*	($87.1)	($10.1)

*	Non-GAAP measures. See reconciliation of the non-GAAP measures at the end of the press release.

Liquidity Summary

The Company had $157 million of cash and cash equivalents, marketable securities, investments and restricted cash as of December 31, 2023. Additionally, the Company had $2 million of undrawn capacity on its credit facility, bringing Dave’s total liquidity to $159 million at December 31, 2023.

Subsequent to year-end, the Company announced the repurchase of a convertible note (the “Note”) that it issued to FTX Ventures Ltd. with an original principal balance of $100 million. Dave repurchased the Note for a discounted price of $71 million, reflecting a $35 million discount to or 67% of the $105.5 million outstanding balance as of December 31, 2023. Accounting for this repurchase, as well as the impact from our operations and the increase in ExtraCash receivables in January, our cash and cash equivalents, marketable securities, investments and restricted cash balance of as January 31, 2024 was $75.3 million.

2024 Financial Guidance ($ in millions)

FY 2024
GAAP Operating Revenues, Net	$305 - $325
Year-Over-Year Growth	18% - 25%
Adjusted EBITDA*	$25 - $35
Year-Over-Year Improvement	$35 - $45

*

Non-GAAP measure. The Company does not provide a quantitative reconciliation of forward-looking non-GAAP financial measures because it is unable to predict without unreasonable effort the exact amount or timing of the reconciling items, including interest expense, investment income, and loss provision, among others. The variability of these items could have a significant impact on our future GAAP financial results.

Dave CFO Kyle Beilman commented: “Our 2024 guidance illustrates the sustainability of the progress we made in achieving profitability in the fourth quarter, as well as our commitment to growing our business profitably going forward. In 2024, we expect to continue to drive growth in MTMs and ARPU in our ExtraCash, banking and subscription offerings, while maintaining strong variable margins and fixed expense discipline.”

“Confidence in our outlook underpinned our decision to repurchase the FTX convertible note which was a highly compelling capital allocation opportunity for Dave. After accounting for the note repurchase payment, our balance sheet remains strong and we believe we have ample liquidity to execute our growth plans moving forward.”

Conference Call

The Company will host a conference call at 8:30 a.m. Eastern time on Tuesday, March 5, 2024, to discuss the results for its fourth quarter and full year ended December 31, 2023, followed by a question-and-answer period. The conference call details are as follows:

Date: Tuesday, March 5, 2024

Time: 8:30 a.m. Eastern time

Dial-in registration link: https://register.vevent.com/register/BI46b7254bf31644679f6daea6d1f83357

Live webcast registration link: https://edge.media-server.com/mmc/p/ajgsqffg/

The conference call will also be available for replay in the Events section of the Company’s website, along with the transcript, at https://investors.dave.com.

If you have any difficulty registering for or connecting to the conference call, please contact Elevate IR at DAVE@elevate-ir.com.

About Dave

Dave (Nasdaq: DAVE) is a leading U.S. neobank and fintech pioneer serving millions of everyday Americans. Dave uses disruptive technologies to provide best-in-class banking services at a fraction of the price of incumbents. Dave partners with Evolve Bank & Trust, a FDIC member. For more information about the company, visit: www.dave.com. For investor information and updates, visit: investors.dave.com and follow @davebanking on X.

Forward-Looking Statements

This press release includes forward-looking statements, which are subject to the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feels,” “believes,” expects,” “estimates,” “projects,” “intends,” “remains,” “should,” “is to be,” or the negative of such terms, or other comparable terminology and include, among other things, the quotations of our Chief Executive Officer and Chief Financial Officer relating to Dave’s future performance and growth, fiscal year 2024 guidance, projected financial results for future periods, plans for marketing spend and other statements about future events. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors, including, but not limited to: the ability of Dave to compete in its highly competitive industry; the ability of Dave to keep pace with the rapid technological developments in its industry and the larger financial services industry; the ability of Dave to remediate material weaknesses in Dave’s internal controls over financial reporting and maintain an effective system of internal controls over financial reporting; the ability of Dave to protect intellectual property and trade secrets; changes in applicable laws or regulations and extensive and evolving government regulations that impact operations and business; the ability to attract or maintain a qualified workforce; level of product service failures that could lead Dave members to use competitors’ services; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings; the possibility that Dave may be adversely affected by other economic, business, and/or competitive factors; and those factors discussed in Dave’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2023 and subsequent Quarterly Reports on Form 10-Q under the heading “Risk Factors,” filed with the SEC and other reports and documents Dave files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and Dave undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.

Non-GAAP Financial Information

This press release contains references to Adjusted EBITDA, non-GAAP operating revenues, non-GAAP variable operating expenses, non-GAAP variable profit and non-GAAP variable profit margin of Dave, which are non-GAAP financial measures that are adjusted from results based on generally accepted accounting principles in the United States (“GAAP”) and exclude certain expenses, gains and losses. The Company defines and calculates Adjusted EBITDA as net income / (loss) attributable to Dave before the impact of interest income or expense, provision/(benefit) for income taxes, and depreciation and amortization, and adjusted to exclude legal settlement and litigation expenses, other non-recurring strategic financing and transaction expenses, stock-based compensation expense, and certain other non-core items. The Company defines and calculates non-GAAP operating revenues as operating revenues, net excluding ExtraCash origination costs, ATM fees, interchange fees, and member interest. The Company defines and calculates non-GAAP variable operating expenses as operating expenses excluding non-variable operating expenses. The Company defines non-variable operating expenses as all advertising and marketing operating expenses, compensation and benefits operating expenses, and certain operating expenses (legal, rent, technology/infrastructure, depreciation, amortization, charitable contributions, other operating expenses, upfront Member account activation costs and upfront Dave Banking expenses). The Company defines and calculates non-GAAP variable profit as non-GAAP operating revenues less non-GAAP variable operating expenses. The Company defines and calculates non-GAAP variable profit margin as non-GAAP variable profit as a percent of non-GAAP operating revenues.

These non-GAAP financial measures may be helpful to the user in assessing our operating performance and facilitate an alternative comparison among fiscal periods. The Company’s management team uses these non-GAAP financial measures in assessing performance, as well as in planning and forecasting future periods. The methods the Company uses to compute these non-GAAP financial measures may differ from the methods used by other companies. Non-GAAP financial measures are supplemental, should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

Refer to the section further below for a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures for the three and twelve months ended December 31, 2023 and 2022.

Certain Other Terms

Dave defines Net New Members as the number of new Members who join the Dave platform in a given period by connecting an existing bank account to the Dave service or by opening a new Dave Banking account, net of the number of accounts deleted by Members or closed by the Company in the same period. Total Members is defined as the number of unique Members that have either connected an existing bank account to the Dave service or have opened a Dave Banking account, less the number of accounts deleted by Members or closed by Dave, as measured at the end of a period. The number of Monthly Transacting Members represents the unique number of Members who have made a funding, spending, ExtraCash or subscription transaction within a particular month, measured as the average over a given period. Transactions Per Monthly Transacting Member measures the average number of transactions initiated per Monthly Transacting Member in each month, measured as the average over a given period.

Investor Relations Contact

Sean Mansouri, CFA

Elevate IR

DAVE@elevate-ir.com

Media Contact

Kira Sarkisian

press@dave.com

DAVE INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
	(unaudited)	(unaudited)	(unaudited)
Operating revenues:
Service based revenue, net	$65.4	$53.8	$232.2	$188.9
Transaction based revenue, net	7.8	5.8	26.9	15.9

Total operating revenues, net	73.2	59.6	259.1	204.8
Operating expenses:
Provision for credit losses	14.5	20.2	58.4	66.3
Processing and servicing costs	7.5	8.3	28.9	31.9
Advertising and marketing	10.0	11.9	48.4	69.0
Compensation and benefits	23.5	22.1	94.9	103.4
Other operating expenses	15.8	18.0	70.7	68.6

Total operating expenses	71.3	80.5	301.3	339.2

Other (income) expenses:
Interest expense, net	1.8	1.8	6.5	6.2
Legal settlement and litigation expenses	—	(0.5)	—	6.3
Other strategic financing and transactional expenses	—	(0.5)	—	4.6
Gain on extinguishment of liability	—	—	—	(4.3)
Changes in fair value of earnout liabilities	—	—	—	(9.6)
Changes in fair value of derivative asset on loans to stockholders	—	—	—	5.6
Changes in fair value of public and private warrant liabilities	(0.2)	(0.1)	(0.3)	(14.2)

Total other expense (income), net	1.6	0.7	6.2	(5.4)

Net loss before provision for (benefit from) income taxes	0.3	(21.6)	(48.4)	(129.0)
Provision for (benefit from) income taxes	0.1	(0.1)	0.1	(0.1)

Net income (loss)	$0.2	$(21.5)	$(48.5)	$(128.9)

DAVE INC.

RECONCILIATION OF OPERATING REVENUES, NET TO NON-GAAP OPERATING REVENUES

(in millions)

(unaudited)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
Operating revenues, net	$73.2	$59.6	$259.1	$204.8
ExtraCash origination and ATM-related costs	1.6	2.2	6.0	6.3

Non-GAAP operating revenues	$74.8	$61.8	$265.1	$211.1

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(in millions)

(unaudited)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
Operating expenses	$71.3	$80.5	$301.3	$339.2
Non-variable operating expenses	(42.4)	(44.2)	(186.3)	(214.6)

Non-GAAP variable operating expenses	$28.9	$36.3	$115.0	$124.6

CALCULATION OF NON-GAAP VARIABLE PROFIT

(in millions)

(unaudited)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
Non-GAAP operating revenues	$74.8	$61.8	$265.1	$211.1
Non-GAAP variable operating expenses	(28.9)	(36.3)	(115.0)	(124.6)

Non-GAAP variable profit	$45.9	$25.5	$150.1	$86.5

Non-GAAP variable profit margin	61%	41%	57%	41%

DAVE INC.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(in millions)

(unaudited)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
Net income (loss)	$0.2	$(21.5)	$(48.5)	$(128.9)
Interest expense, net	1.8	1.8	6.5	6.2
Provision for (benefit from) income taxes	0.1	(0.1)	0.1	(0.1)
Depreciation and amortization	1.5	1.5	5.4	6.6
Stock-based compensation	6.6	6.6	26.7	40.7
Legal settlement and litigation expenses	—	(0.5)	—	6.3
Other strategic financing and transactional expenses	—	(0.5)	—	4.6
Gain on extinguishment of liability	—	—	—	(4.3)
Changes in fair value of earnout liabilities	—	—	—	(9.6)
Changes in fair value of derivative asset on loans to stockholders	—	—	—	5.6
Changes in fair value of public and private warrant liabilities	(0.2)	(0.1)	(0.3)	(14.2)

Adjusted EBITDA	$10.0	$(12.8)	$(10.1)	$(87.1)

DAVE INC.

LIQUIDITY AND CAPITAL RESOURCES

(in millions)

(unaudited)

	December 31, 2023	December 31, 2022
Cash, cash equivalents and restricted cash	$43.1	$23.7
Marketable securities	1.0	0.3
Investments	113.2	168.8
Working capital	251.3	272.2
Total stockholders’ equity	87.1	106.6